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# SCIO DIAMOND TECHNOLOGY CORPORATION

**(a Nevada Corporation)**

**SUBSCRIPTION AGREEMENT**
**INCLUDING INVESTMENT REPRESENTATIONS**

This agreement will confirm that you have agreed to purchase shares of Scio Diamond Technology Corporation (the "Company") common stock (the "Shares"). This agreement will further confirm you have agreed to purchase ___________________________ (________) Shares at a price of Seventy Cents ($0.70) per Share in the aggregate amount of _________________________ ($______). For purposes of this agreement, the term "Securities" shall mean the Shares purchased by you hereby. Unless otherwise agreed to by the Company, the purchaser herewith agrees to submit payment to the Company ("Scio Diamond Technology Corporation") in the aggregate amount of ____________________________ ($_______________) by the latter of September 30, 2010 or any extension thereof made by the Company pursuant to the accompanying Confidential Private Placement Memorandum (the "Purchase").

1. Certain Representations of the Purchaser. In connection with, and in consideration of, the sale of the Securities to the undersigned, the undersigned hereby represents and warrants to the Company, its officers, directors, employees, agents and shareholders and the seller of such Securities, that the undersigned:

(a) Has received and is familiar with information regarding the Company (the "Information").

(b) Has conducted his or her own due diligence with regard to the Purchase and has had an opportunity to review and ask questions of the executive officers of the Company, concerning the Information and desires no further information.

(c) Realizes that a purchase of the Securities represents a speculative investment involving a high degree of risk.

(d) Realizes that the price per Share offered pursuant to the Securities may materially exceed amounts paid by prior purchasers of the Company's securities, and that the undersigned will experience substantial dilution in the per share value of the shares purchased by the undersigned immediately upon purchase.

(e) Realizes that the Company must raise substantial additional monies in order to continue as a going-concern.

(f) Can bear the economic risk of an investment in the Securities for an indefinite period of time, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with an investment in the Securities and can afford to hold the Securities indefinitely.

(g) Realizes that there will be no market for the Securities after this offering and that there are significant statutory and contractual restrictions on the transferability of the Securities as set forth in Sections 2 and 3 below.

(h) Realizes that the Securities have not been registered for sale under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws (the "State Laws") and may be sold only pursuant to registration under the Securities Act and State Laws or an opinion of counsel that such registration is not required.

(i) Is experienced and knowledgeable in financial and business matters, is capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has a knowledgeable representative whom such investor has used in connection with a decision as to whether to purchase the Securities).

(j) Realizes that, for the above and other reasons, the undersigned may not be able to liquidate an investment in the Securities for an indefinite period.

2. Investment Intent. The undersigned has been advised that the Securities have not been registered under the Securities Act or the relevant State Laws but are being sold pursuant to exemptions from the Securities Act and State Laws, and that the relevant party's reliance upon such exemptions is predicated in part on the undersigned's representations contained herein. The undersigned represents and warrants that the Securities are being purchased for the undersigned's own account and for long term investment and without the intention of reselling or redistributing the Securities, that the undersigned has made no agreement with others regarding any of the Securities and that the undersigned's financial condition is such that it is not likely that it will be necessary for the undersigned to dispose of any of the Securities in the foreseeable future. The undersigned represents and warrants that the undersigned has a financial net worth or anticipated income such that a sale of such Securities need not be made in the foreseeable future to satisfy any financial obligation of which the undersigned is, or contemplates, becoming subject to. The undersigned is aware that (i) there is presently no public market for the Securities, and, in the view of the Securities and Exchange Commission, a purchase of securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the liquidation or settlement of any loan obtained for the acquisition of any of the Securities and for which the Securities were or may be pledged as security would represent an intent inconsistent with the investment representations set forth above, and (ii) the transferability of the Securities is restricted and (A) requires the express written consent of the Company (which may be withheld in the Company's sole and unilateral discretion for no reason or any reason) and, in the event the Company is effecting the initial public offering of its securities, the managing underwriter of such offering, and (B) will be further restricted by a legend placed on the certificate(s) representing the Securities containing substantially the following language:

THE ABOVE-DESCRIBED SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED, SOLD, HYPOTHECATED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF

WITHOUT FIRST OBTAINING THE EXPRESS WRITTEN CONSENT OF SCIO DIAMOND TECHNOLOGY CORPORATION (THE "COMPANY"), WHICH CONSENT MAY BE WITHHELD BY THE COMPANY FOR ANY REASON OR NO REASON WHATSOEVER IN THE COMPANY'S SOLE AND UNILATERAL DISCRETION.

THE ABOVE-DESCRIBED SECURITIES ARE RESTRICTED BY ALL TERMS OF THE COMPANY'S BYLAWS AND ARTICLES OF INCORPORATION IN EXISTENCE ON THE DATE OF THIS INITIAL OWNERSHIP STATEMENT. A TRANSFER OF STOCK IN VIOLATION OF THE FOREGOING RESTRICTIONS IS VOIDABLE AT THE SOLE AND UNILATERAL DISCRETION OF THE COMPANY. THE COMPANY'S TRANSFER RECORDS REFLECT THE RESTRICTIONS ON TRANSFERABILITY OF THE SECURITIES CONTAINED HEREIN.

UNDER NO CIRCUMSTANCES WILL A TRANSFER BE PERMITTED UNLESS IT IS EFFECTED UPON YOUR WRITTEN INSTRUCTION TO THE COMPANY, WITH SAID WRITTEN INSTRUCTION TO MINIMALLY INCLUDE YOUR NAME, ADDRESS, SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER AND THE IDENTITY, ADDRESS AND SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER OF THE PERSON/ENTITY TO WHOM YOU WILL TRANSFER THE SHARES.

The undersigned further represents and agrees that if, contrary to the undersigned's foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Securities in any manner, the undersigned shall not do so without first obtaining the express written consent of the Company (which may be withheld by the Company for any reason or no reason whatsoever in its sole and unilateral discretion) and either (a) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of such Securities pursuant to the Securities Act and applicable State Laws and an agreement by the transferee to be bound by the terms and restrictions of this Subscription Agreement, or (b) registration of such Securities (it being expressly understood that the Company shall not have any obligation to register such Securities).

3. Residence. The undersigned represents and warrants that the undersigned is a bona fide resident of (or if an entity is domiciled in), ________________________ and that the Securities are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization.

PARAGRAPHS 4 AND 5 ARE REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL, AND WILL BE REVIEWED ONLY BY THE COMPANY OR ITS COUNSEL DEEMS NECESSARY. The undersigned agrees to furnish any additional information which the Company or its counsel deems necessary in order to verify the responses set forth below.

4. Accredited Status. The undersigned represents and warrants that the undersigned is an "Accredited Investor" as such term is defined in Regulation D Under the Securities Act. (CHECK ALL THAT ARE APPLICABLE):

INDIVIDUALS

____ (a) The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, cash, short term investments, stock and securities, but must exclude the value of your primary residence. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

____ (b) The undersigned is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

____ (c) The undersigned is an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

____ (d) The undersigned is a director or executive officer of the Company.

ENTITIES

____ (e) The undersigned, if other than an individual, is an entity all of whose equity owners meet one of the tests set forth in (a) through (d) above. (Investors attempting to qualify under this item must provide a copy of this Subscription Agreement which has been completed and executed by each equity owner.)

____ (f) The undersigned is an entity, and is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the following (check one or more, as applicable):

____ (i) The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

____ (ii) The undersigned is an insurance company as defined in Section 2(13) of the Securities Act.

____ (iii) The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

____ (iv) The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ (v) The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

____ (a) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

____ (b) the employee benefit plan has total assets in excess of $5,000,000; or

____ (c) the plan is a self-directed plan with investment decisions made solely by persons who are "Accredited Investors" as defined under the Securities Act.

____ (vi) The undersigned is a private business development company as defined in Section 202(a) (22) of the Investment Advisers Act of 1940.

____ (vii) The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following (check one or more, as appropriate):

____ (a) an organization described in Section 501(c)(3) of the Internal Revenue Code; or

____ (b) a corporation; or

____ (c) a Massachusetts or similar business trust; or

____ (d) a partnership.

____ (viii) The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Securities. (IF ONLY THIS RESPONSE IS CHECKED, please contact the Company to receive and complete an information statement before this subscription can be considered by the Company.)

5. Entities. If the undersigned is an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

(a) the undersigned was not organized for the specific purpose of acquiring the shares; and

(b) this Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid, and binding obligation of the undersigned enforceable in accordance with its terms.

6. Relationship to Brokerage Firms. (Please answer the following questions by checking the appropriate response.)

(a) ____ YES ____ NO: Are you a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

(b) ____ YES ____ NO: Is your spouse, father, mother, father-in-law, mother-in-law, or any of your brothers, sisters, brothers-in-law, sisters-in-law or children, or any relative which you support, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or engaged by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

(c) ____ YES ____ NO: Does the undersigned own voting securities of any brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

(d) ____ YES ____ NO: If the undersigned is an entity, is any director, officer, partner or 5% owner of the undersigned also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by a brokerage firm? (IF YES, please contact the Company to provide additional information before the Subscriber's subscription can be considered.)

7. Miscellaneous.

(a) Manner in Which Title Is to Be Held: (check one)

______________ Individual Ownership
______________ Joint Tenant with Right of Survivorship
______________ Partnership
______________ Tenants in Common
______________ Corporation
______________ Other ______________ (describe)

(b) The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Securities, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

(c) This Agreement shall be construed and interpreted in accordance with Minnesota law.

**[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]**

**[SIGNATURE PAGE FOLLOWS]**

Dated: ____________________, 2011

**INDIVIDUAL INVESTORS**

______________________________
Signature (Individual)

______________________________
Signature
(all record holders should sign)

______________________________
Name(s) Typed or Printed

______________________________

______________________________
Address to Which Correspondence
Should be Directed

______________________________
City, State and Zip Code

______________________________
Telephone Number

______________________________
Fax Number and/or E-Mail Address

______________________________
Taxpayer Identification or
Social Security Number

**ENTITY INVESTORS**

______________________________
Name of Entity, if any

By ______________________________
Signature

Its ______________________________
Title

______________________________
Name Typed or Printed

______________________________

______________________________
Address to Which Correspondence
Should be Directed

______________________________
City, State and Zip Code

______________________________
Telephone Number

______________________________
Fax Number and/or E-Mail Address

______________________________
Taxpayer Identification or
Social Security Number

ACCEPTANCE

Scio Diamond Technology Corporation hereby accepts this subscription for the purchase of ______________________ shares of common stock directly from Scio Diamond Technology Corporation and acknowledges receipt from _____________________________________ of such Purchaser's check in the aggregate amount of ($____________) as of ____________________, 2011.

**SCIO DIAMOND TECHNOLOGY CORPORATION**

By:______________________

Its:______________________

**Scio Diamond Technology Corporation**

**ANTI-MONEY LAUNDERING INFORMATION FORM**

*(Please fill out and return with requested documentation.)*

***The following is required in accordance with the AML provision of the USA PATRIOT ACT.***

INVESTOR NAME: ______________________________________________

LEGAL ADDRESS: ______________________________________________

______________________________________________

SS# or TAX ID#
of INVESTOR: ______________________________________________

**IDENTIFICATION, DOCUMENTATION AND SOURCE OF FUNDS:**

1. Please submit a copy of a non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth and signature:

Current Driver's License or Valid Passport or Identity Card

*(Circle one or more)*

2. If the Investor is a corporation, please submit the following corporate documents: (i) Articles of Incorporation (or similar); (ii) Corporate Resolution granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3. Please advise where the funds were derived from to make the proposed investment:

Investments Savings Proceeds of Sale Other ____________

*(Circle one or more)*

Signature: ____________________________________

Print Name: ____________________________________

Title (if applicable): ____________________________

Date: ____________________________________